UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2005

                              PUBLIC STORAGE, INC.
             (Exact Name of Registrant as Specified in its Charter)

          California                        1-8389                95-3551121
-------------------------------    -----------------------   -------------------
(State or Other Jurisdiction of    (Commission File Number)  (I.R.S. Employer
        Incorporation)                                       Identification No.)

701 Western Avenue, Glendale, California                          91201-2349
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (818) 244-8080
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 30, 2005, the company entered into a one-year consulting agreement with Harvey Lenkin, to be effective July 2, 2005, following his retirement as President and Chief Operating Officer of the company. Mr. Lenkin continues to serve as a member of the Board of Directors of the company.

         Pursuant to the terms of the agreement, Mr. Lenkin agreed to provide consulting services to the company as requested by the Board or the Chief Executive Officer for up to approximately 60 days during the term of the agreement. Mr. Lenkin also agreed not to compete with the company during the term of the agreement and will receive monthly payments of $12,500. The agreement may be terminated by Mr. Lenkin or the company upon 60 days written notice. The foregoing description of the consulting agreement is qualified in its entirety by reference to the complete terms and conditions of the consulting agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Departure of Principal Officer

         As previously announced, effective June 30, 2005, Harvey Lenkin, 69, retired as President and Chief Operating Officer of the company. Mr. Lenkin had been employed by the company or its predecessor for 27 years. He will continue to serve as a member of the company's Board of Directors and has entered into a one-year consulting agreement with the company.

(c) Appointment of Principal Officer

         Effective July 1, 2005, Ronald L. Havner, Jr., Vice-Chairman and Chief Executive Officer of the company was elected to the additional office of President. Mr. Havner, 47, has been Vice-Chairman, Chief Executive Officer and a director of the company since November 2002. He has been Chairman of the Board of PS Business Parks, Inc. since March 1998, and was Chief Executive Officer of PS Business Parks from March 1998 until August 2003 and President of PS Business Parks from March 1998 to September 2002. He is a director of Business Machine Security, Inc., The Mobile Storage Group and Union BanCal Corporation and its primary subsidiary, Union Bank of California, N.A.

         Mr. Havner serves at the pleasure of the Board and does not have any relationship or transactions with the company that would require disclosure pursuant to Item 401(d) or Item 404(a) of Regulation S-K of the Securities and Exchange Commission.

         A copy of the press  release  dated July 1, 2005 is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

Exhibit 10.1--Consulting Agreement dated as of June 30, 2005
Exhibit 99.1--Press Release dated July 1, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 1, 2005

                                         PUBLIC STORAGE, INC.


                                         By: /s/ Stephanie G. Heim
                                             ----------------------------------
                                             Vice President & Corporate Counsel